UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CARTICA ACQUISITION CORP

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2024

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1-202-741-3677

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	CITEU	The Nasdaq Stock Market LLC

Class A Ordinary Share, par value $0.0001 per share	CITE	The Nasdaq Stock Market LLC

Redeemable Warrants	CITEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Cartica Acquisition Corp (“Cartica” or the “Company”) previously announced that it will hold an extraordinary general meeting in lieu of an annual meeting (the “Meeting”) on April 3, 2024, at 1:00 p.m. Eastern Time. At the Meeting, shareholders will be asked to vote on a proposal to approve an extension of the date by which Cartica has to complete an initial business combination from April 7, 2024 to January 7, 2025, or such earlier date as determined by the Company’s board of directors (the “Charter Extension”).

On March 22, 2024, the Company issued a press release announcing that Cartica Acquisition Partners, LLC (the “Sponsor”) will contribute to the Company as a loan (the “Contributions”) an aggregate of $40,000 for each month (commencing on April 7, 2024 and on the 7th day of each subsequent month) until January 7, 2025 (the “Extension Period”), or portion thereof, that is needed to complete an initial business combination, which amount will be deposited into the trust account.

Accordingly, the amount paid per share will be reduced proportionately as the amount of public shares which remain outstanding increases after redemptions in connection with the Charter Extension. For example, if Cartica completes an initial business combination on July 7, 2024, which would represent three (3) months and no public shares are redeemed in connection with the Charter Extension, then the aggregate amount deposited per share will be approximately $0.028 per share, with the aggregate maximum contribution to the Trust Account being $120,000. However, if 2,214,415 public shares are redeemed and 2,000,000 public shares remain outstanding after redemptions in connection with the Charter Extension, then the amount deposited per share for such three-month period will be approximately $0.06 per share. Accordingly, if Cartica completes an initial business combination on July 7, 2024, the redemption amount per share at the meeting for an initial business combination or Cartica’s subsequent liquidation will be approximately $11.098 (plus any applicable interest accrued) if all of public shares remain outstanding after redemptions, or approximately $11.13 per share (plus any applicable interest accrued) if 2,214,415 public shares are redeemed and 2,000,000 public shares remain outstanding, in comparison to the current redemption amount of approximately $11.07 per share (which amount includes interest not previously released to the Company to pay its taxes).

Any Contribution is conditioned upon the implementation of the Charter Extension. No Contribution will occur if the Charter Extension is not approved or is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of its initial business combination. The Company will have the sole discretion whether to continue extending for additional months until January 7, 2025. If the Company opts not to utilize any remaining portion of the Extension Period, then the Company will liquidate and dissolve promptly in accordance with its charter, and its Sponsor’s obligation to make additional contributions will terminate.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

About Cartica Acquisition Corp

Cartica Acquisition Corp is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This report includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Charter Extension, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the SEC, including Cartica’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Risk Factors” and other documents Cartica has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Cartica expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

Cartica and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of Cartica in favor of the approval of the Charter Extension. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Cartica’s directors and officers in the definitive proxy statement dated March 5, 2024 (the “Extension Proxy Statement”), which, when available, may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Charter Extension. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

Cartica urges investors, shareholders and other interested persons to read the Extension Proxy Statement as well as other documents filed by Cartica with the SEC, because these documents will contain important information about Cartica and the Charter Extension. When available, shareholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Cartica Acquisition Corporation, c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Fl. New York, NY 10105.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cartica Acquisition Corp

Date: March 22, 2024	By:	/s/ Suresh Guduru
	Name:	Suresh Guduru
	Title:	Chairman and Chief Executive Officer

Exhibit 99.1

CARTICA ACQUISITION CORP ANNOUNCES CONTRIBUTION TO TRUST ACCOUNT FOR EXTENSION AMENDMENT

March 22, 2024 (PRNewswire) -- Cartica Acquisition Corp (“Cartica” or the “Company”) (Nasdaq: “CITE”, “CITEU”, “CITEW”) announced today that Cartica Acquisition Partners, LLC (the “Sponsor”) will make a cash contribution of an aggregate of $40,000 to Cartica’s trust account for each month (as further detailed below), in connection with the shareholder vote to approve an amendment to its charter to extend the date by which Cartica has to complete an initial business combination from April 7, 2024 to January 7, 2025, or such earlier date as determined by the Company’s board of directors (the “Charter Extension”).

As a result of the above change, if the Charter Extension is approved and implemented, the Sponsor or its designees will contribute to the Company as a loan (the “Contributions”)  an aggregate of $40,000 for each month (commencing on April 7, 2024 and on the 7th day of each subsequent month) until January 7, 2025 (the “Extension Period”), or portion thereof, that is needed to complete an initial business combination, which amount will be deposited into the trust account. Accordingly, the amount paid per share will be reduced proportionately as the amount of public shares which remain outstanding increases after redemptions in connection with the Charter Extension. For example, if Cartica completes an initial business combination on July 7, 2024, which would represent three (3) months and no public shares are redeemed in connection with the Charter Extension, then the aggregate amount deposited per share will be approximately $0.028 per share, with the aggregate maximum contribution to the Trust Account being $120,000. However, if 2,214,415 public shares are redeemed and 2,000,000 public shares remain outstanding after redemptions in connection with the Charter Extension, then the amount deposited per share for such three-month period will be approximately $0.06 per share. Accordingly, if Cartica completes an initial business combination on July 7, 2024, the redemption amount per share at the meeting for an initial business combination or Cartica’s subsequent liquidation will be approximately $11.098 (plus any applicable interest accrued) if all of public shares remain outstanding after redemptions, or approximately $11.13 per share (plus any applicable interest accrued) if 2,214,415 public shares are redeemed and 2,000,000 public shares remain outstanding, in comparison to the current redemption amount of approximately $11.07 per share (which amount includes interest not previously released to the Company to pay its taxes).

Any Contribution is conditioned upon the implementation of the Charter Extension. No Contribution will occur if the Charter Extension is not approved or is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of its initial business combination. The Company will have the sole discretion whether to continue extending for additional months until January 7, 2025. If the Company opts not to utilize any remaining portion of the Extension Period, then the Company will liquidate and dissolve promptly in accordance with its charter, and its Sponsor’s obligation to make additional contributions will terminate.

About Cartica Acquisition Corp

Cartica Acquisition Corp is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Charter Extension, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the SEC, including Cartica’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Risk Factors” and other documents Cartica has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Cartica expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

Cartica and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of Cartica in favor of the approval of the Charter Extension. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Cartica’s directors and officers in the definitive proxy statement dated March 5, 2024 (the “Extension Proxy Statement”), which, when available, may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Charter Extension. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

Cartica urges investors, shareholders and other interested persons to read the Extension Proxy Statement as well as other documents filed by Cartica with the SEC, because these documents will contain important information about Cartica and the Charter Extension. When available, shareholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Cartica Acquisition Corporation, c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Fl. New York, NY 10105.

CONTACT

Brian Coad (Chief Financial Officer)

bcoad@carticaspac.com

(202) 741-3677